SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2004

UCAR CARBON SAVINGS PLAN
(Full Title of the Plan)

GRAFTECH INTERNATIONAL LTD.
(Name of Issuer of Securities Held Pursuant to the Plan)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, Delaware 19803
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 302-778-8227

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

        On September 2, 2004, the Administrative Committee (the “Committee”) of the UCAR Carbon Savings Plan (the “Savings Plan”) dismissed Deloitte & Touche LLP (“D&T”) as its independent public accountants. The Committee has commenced, but has not completed, the process of retaining a new independent public accountant.

        The reports of D&T on the Savings Plan’s financial statements as of and for the plan years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion. These reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the plan years ended December 31, 2003 and 2002 and during the period between December 31, 2003 and September 2, 2004, there were no disagreements between D&T and the Savings Plan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with their reports. During the plan years ended December 31, 2003 and 2002, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). Furthermore, during the period between December 31, 2003 and September 2, 2004, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The fiscal years ended December 31, 2003 and 2002 are the Savings Plan’s two most recent completed plan years.

        The Savings Plan provided D&T with a copy of this disclosure and requested D&T to furnish the Savings Plan with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of D&T’s letter is filed as an exhibit to this Report.

Item 9.01.    Financial Statements and Exhibits.

    (c)        Exhibits.

16.1 Letter from Deloitte & Touche LLP, dated September 2, 2004, regarding change in certifying accountant.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 2, 2004	UCAR CARBON SAVINGS PLAN

By: /s/ Corrado F. De Gasperis       ________________________________
      Corrado F. De Gasperis
      Vice President, Chief Financial Officer and
       Chief Information Officer, GrafTech
       International Ltd.(Principal Financial Officer
      and Principal Accounting Officer)
      Chairman of the Administrative Committee,
UCAR Carbon Savings Plan

INDEX TO EXHIBITS

Exhibit No. 16.1	Description Letter from Deloitte & Touche LLP dated September 2, 2004 regarding change in certifying accountant.